                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 5, 2006

                        --------------------------------

                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

                        Commission File Number: 000-50885

                   BERMUDA                                    N/A
       (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                 Identification No.)

                         1 Victoria Street, Second Floor
                                  Hamilton HM11
                                     Bermuda
              (Address of principal executive offices and zip code)

                                  441-294-6350
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
          OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On June 5, 2006, Quanta Capital Holdings Ltd. (the "Company") was notified by
A.M. Best of its decision to downgrade the Company's financial strength rating from B++ (Very Good) to B (Fair). Following A.M. Best's ratings action, the
Company requested that A.M. Best withdraw the financial strength ratings of the
Company and its operating subsidiaries, excluding its syndicate in the A rated
Lloyd's market. The Company's Credit Agreement, dated as of July 13, 2004 and
Amended and Restated as of July 11, 2005, between the Company, various designated subsidiary borrowers, the lenders party thereto, BNP Paribas, Calyon,
New York Branch, Comerica Bank, and Deutsche Bank AG New York Branch, as
Co-Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent
(the "Credit Facility") requires the Company to, among other things, maintain a financial strength rating of at least B++. As a result of A.M. Best's ratings action, the Company is in default under the Credit Facility. There are currently no outstanding borrowings under the Credit Facility. The Company presently has approximately $215 million of letters of credit issued under the Credit
Facility, which are fully secured. These letters of credit are principally used to secure the Company's obligations to pay claims.

While any default continues to exist, the Company will be, among other things, prohibited from paying any dividends to its shareholders, including the holders of its series A preferred shares. In addition, the Company's lenders may require the Company to cash collateralize a portion or all of the outstanding letters of credit issued under the Credit Facility, which may be accomplished through the substitution or liquidation of collateral. Among other things, the lenders also have the right to cancel outstanding letters of credit issued under the Credit
Facility and the Company may be limited in releasing collateral without the lenders' consent. The Company will work diligently with its syndicate of lenders with respect to the default and its consequences.

ITEM 7.01 REGULATION FD DISCLOSURE.

On June 7, 2006, the Company issued a press release announcing A.M. Best's decision to downgrade the Company's financial strength rating from B++ (Very
Good) to B (Fair) and the Company's decision to withdraw the financial strength ratings of the Company and its operating subsidiaries, excluding its syndicate in the A rated Lloyd's market. A copy of the press release is being furnished with this Form 8-K as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit
Number                            Description
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99.1                              Press Release dated June 7, 2006.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            QUANTA CAPITAL HOLDINGS LTD.

         Date:    June 9, 2006             /s/ Robert Lippincott III
                                            ---------------------------------
                                            Robert Lippincott III
                                            Interim Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number                            Description
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99.1                              Press Release dated June 7, 2006.
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